# Management Presentation

February 2013

# Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

# Unique business model and results

- Highly resilient and profitable
  - Profitable last 40 quarters (1)
  - $190mm 2012 EBITDA (2)
  - LTM Return on Capital 15.6% (2)
- Strong balance sheet
  - Rated BB- and Ba3 (3)
  - $353mm unrestricted cash (4)
  - $151mm debt
  - Debt/EBITDA 0.8x(2)
- Management owns >20%

| Built to be different |
| --- |
| Leisure customer |
| Small cities |
| Little competition |
| Low cost aircraft |
| Low frequency/variable capacity |
| Unbundled pricing |
| Closed distribution |
| Bundled packages |
| Highly profitable |

(1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment
(2) See GAAP reconciliation and other calculations in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's
(4) Unrestricted cash includes investments in marketable securities

allegiant™ Travel is our deal.

# Leisure customer in small cities

- Taking people where they want to vacation
- Stimulation of demand - non-stop flights, low prices
- Prior to ALGT, small cities had few good options
- Leisure - more resilient than business, proven repeatedly
- Packages – air + hotels, cars, etc.
- Variable capacity to match seasonal demand patterns
- Small cities require less frequency due to size of market

allegiant™ Travel is our deal.

# Nationwide footprint



Bellingham
Spokane
Pasco
Kalispell
Great Falls
Missoula
Billings
Bozeman
Eugene
Medford
Boise
Idaho Falls
Casper
Grand Forks
Minot
Bismarck
Fargo
Duluth
St. Cloud
Bangor
Plattsburgh
Rapid City
Rochester
Sioux Falls
Appleton
Cedar Rapids
Rockford
Grand Rapids
Lansing
South Bend
Niagara Falls
Elmira
Scranton
Allentown
Harrisburg
Hagerstown
Stockton
Reno
Ogden
Oakland
Provo
Grand Junction
Grand Island
Des Moines
Moline
Gary
Toledo
Youngstown
Columbus
Monterey
Fresno
Colorado Springs
Peoria
Fort Wayne
Huntington
Montrose
Wichita
Springfield
Bloomington
Owensboro
Lexington
Roanoke
Newport News
Belleville
Tri-Cities
Santa Maria
Las Vegas
Springfield
Knoxville
Greensboro
Los Angeles
Bentonville
Chattanooga
Asheville
Palm Springs
Greenville/Spartanburg
San Diego
Myrtle Beach
Phoenix-Mesa
Shreveport
Honolulu
Maui
Laredo
Orlando-Sanford
Tampa /St. Pete
Fort Lauderdale
Punta Gorda
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Based on current published schedule through August 13, 2013
198 routes, 62 operating aircraft
74 small cities, 13 leisure destinations

allegiant™ Travel is our deal.

# Little competition

## Uniquely built to profitably serve small city markets



Bellingham
Boise
Reno
Oakland
Las Vegas
Los Angeles
Phoenix-Mesa
Honolulu
Maui
Wichita
Bloomington
Grand Rapids
Lansing
Plattsburgh
Harrisburg
Columbus
Greensboro
Orlando
Fort Lauderdale



180
18
165
125
85
45
5
Routes w competition
Routes wo competition

**Competitors – overlapping routes**

| | |
|---|---|
| Frontier – 3 | Spirit – 1 |
| Southwest – 6 | US Airways - 3 |
| Hawaiian – 2 | Alaska – 3 |
| Sun Country – 1 | United - 1 |

Based on current published schedule through Aug 13, 2013

allegiant™ Travel is our deal.

# Excellent cost structure

Operating cost ex fuel/ASM (CASM ex) vs stage length



8
7.5
7
6.5
6
5.5
5
Total cost ex fuel per ASM (cents)
7.9
LUV
7.6
ALK(1)
7.0
JBLU
6.0
SAVE
5.3
ALGT
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

Operating cost/ASM (CASM) vs stage length



13
12.5
12
11.5
11
10.5
10
9.5
Total cost per ASM (cents)
12.7
LUV
12.0
ALK(1)
11.5
JBLU
10.4
ALGT
10.2
SAVE
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

(1) ALK is mainline statistics
LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit
Time period – 2012, SAVE LTM 3Q12, ASM – available seat miles,

allegiant™ Travel is our deal.

# Low cost aircraft

| | MD-80 | 757 | A319 | A320 |
|---|---|---|---|---|
| Depreciation/amortization or rent (1) | $65 | $100 | $75 - $150 | |
| Seats | 166 | 223 | 156 | 177 |
| # Owned | 58 | 6 | | 9(2) |
| # Leased | | | 9(3) | |
| In svc EOY 2013 | 51(4) | 6 | 2 | 7 |

- 2012 EBITDA per aircraft $3.2mm[5]
  - $267k per aircraft per month

Acquisition costs = purchase + induction costs
(1) - Either depreciation or AC rent per aircraft per month in thousands USD. A319 and A320 monthly rates are blended together
(2) - to be delivered through 2014
(3) - to be delivered through 2015
(4) - retiring 7 MD-80 aircraft throughout 2013
(5) - see GAAP reconciliation in Appendix

allegiant™ Travel is our deal.

# Low cost drivers



2012 cost per passenger
Avg length of haul (miles)
918
898
939
1,086
Ex fuel cost = $57
Fuel cost = $54
Total Allegiant = $111
Ex fuel cost = $65
Fuel cost = $45
Total Spirit = $110
Ex fuel cost = $92
Fuel cost = $56
Total Southwest = $148
Ex fuel cost = $97
Fuel cost = $62
Total JetBlue = $159
Other
$19
$19
$38
$24
$21
$45
$28
$43
$71
$36
$36
$72
Aircraft
$11
$8
$54
$73
$5
$15
$45
$65
$10
$11
$56
$77
$12
$13
$62
$87
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges for other carriers
SAVE – LTM 3Q12, reports earnings Feb 19

allegiant™ Travel is our deal.

# Capacity management

## Leisure = seasonality



Avg. block hours/AC/day
System block hours/AC/day
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2011
2012
2013E

| | 2011 | 2012 | 2013E |
|---|---|---|---|
| Avg Sched AC [2] | 50 | 58 | 64 |

## Small cities = low frequency[1]



Weekly market frequency
% of total departures
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Peak
Off peak
2x
3x
4x
5x or greater
Weekly frequency of departures

1 - Peak = sample peak travel time from week of June 11 – Aug 5, 2012, sample off peak = Aug 13 – Sept 16, 2012
2 – Scheduled aircraft does not include the MD-80s dedicated to charter service

allegiant™ Travel is our deal.

# Our website is our only store



allegiant Travel is our deal.
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- 29mm unique visitors in 2012
- Low acquisition costs
- Low transaction costs
  - High debit card usage
  - Debit discount
- 92% of 4Q12 sales were through the site

allegiant™ Travel is our deal.

# Ancillary air related fees

- April 2012 – introduced carry on bag fee

## Avg fare – ancillary air related


$ per passenger
$55
$50
$45
$40
$35
$30
$25
$20
$24.52
$29.07
$30.24
$31.17
$35.72
$31.51
$39.89
$50.34
2008
2009
2010
2011
2012
4Q11
4Q12
SAVE LTM 3Q12

SAVE = Spirit, non-ticket revenue / flight segments

# Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 29% of 2012 pre-tax income
- Wholesale price for hotel & car, we manage margin, no inventory risk

| Growth | YoY 2012 | YoY 4Q12 |
|---|---|---|
| Gross revenue | +12% | +9% |
| Net revenue | +21% | +21% |
| Room nights | +7% | (4)% |
| Rental car days | +32% | +49% |

Net revenue = gross revenue – cost of goods sold – transaction costs

Ancillary revenue – 3rd party



$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
USD mm
$89.3
$24.4
$106.4
$29.9
$119.0
$36.1
2010
2011
2012
Gross revenue
Net revenue



800
700
600
500
400
300
thousands
2010
2011
2012
Rental car days
Room nights

allegiant Travel is our deal.

# Best pre-tax margins


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ALGT
SAVE(1)
ALK(1)
LUV(1)
JBLU(1)
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
2009
Recession
2010
Recovery
2011
Runaway Oil
2012
Slow growth
High energy

| | 2009 | 2010 | 2011 | 2012 |
|---|---|---|---|---|
| Avg AC in period | 43 | 49 | 52 | 60 |
| Avg scheduled service fuel cost | $1.90 | $2.43 | $3.30 | $3.37 |

(1) LUV = Southwest Airlines; JBLU = JetBlue Airways; SAVE = Spirit Airlines
ALK = Consolidated Alaska Air Group non-GAAP pre-tax margin, SAVE LTM 3Q12

allegiant™ Travel is our deal.

# Appendix

# GAAP reconciliation

## EBITDA calculations

| $mm | 2012 | 2011 | 2010 | 2009 | 2008 |
|---|---|---|---|---|---|
| Net Income | 78.6 | 49.4 | 65.7 | 76.3 | 35.4 |
| +Provision for Income Taxes | 46.2 | 30.1 | 37.6 | 44.2 | 19.8 |
| +Other Expenses | 7.8 | 5.9 | 1.3 | 1.6 | .7 |
| +Depreciation and Amortization | 57.5 | 42.0 | 35.0 | 29.6 | 23.5 |
| **=EBITDA** | **190.1** | **127.4** | **139.6** | **151.8** | **79.4** |
| | | | | | |
| Total debt | 150.9 | 146.0 | 28.1 | 45.8 | 64.7 |
| +7 x annual rent | 0 | 7.7 | 12.0 | 13.5 | 19.7 |
| Adjusted total debt | 150.9 | 153.7 | 40.1 | 59.3 | 84.4 |
| **=Adjusted Debt to EBITDA** | **0.8x** | **1.2x** | **0.3x** | **0.4x** | **1.1x** |
| | | | | | |
| Average aircraft in period | 60 | 52.3 | 47 | 43 | 36 |
| **=EBITDA per aircraft** | **3.2** | **2.4** | **2.9** | **3.6** | **2.2** |
| Interest expense | 8.7 | 7.2 | 2.5 | 4.1 | 5.4 |
| **= Interest coverage** | **21.9x** | **17.7x** | **55.4x** | **37.2x** | **14.7x** |

allegiant™ Travel is our deal.

# GAAP reconciliation

## Return on equity

| $mm | 2012 | 2011 | 2010 | 2009 |
|---|---|---|---|---|
| Net Income ($mm) | 78.6 | 49.4 | 65.7 | 76.3 |

| | Dec 2012 | Dec 2011 | Dec 2010 | Dec 2009 |
|---|---|---|---|---|
| Total shareholders equity ($mm) | 400.6 | 351.5 | 297.7 | 292.0 |
| **Return on equity** | **21%** | **15%** | **22%** | |

ROE = Net income / Avg shareholders equity

allegiant™ Travel is our deal.

# GAAP reconciliation

## Return on capital employed calculation

| $mm | 2012 | 2011 | 2010 | 2009 |
|---|---|---|---|---|
| + Net income | 78.6 | 49.4 | 65.7 | 76.3 |
| + Income tax | 46.2 | 30.1 | 37.6 | 44.2 |
| + Interest expense | 8.7 | 7.2 | 2.5 | 4.7 |
| - Interest income | 1.0 | 1.2 | 1.2 | 2.5 |
| EBIT | 132.5 | 85.5 | 104.6 | 122.7 |
| + Interest income | 1.0 | 1.2 | 1.2 | 2.5 |
| Tax rate | 37.1% | 37.9% | 36.4% | 36.2% |
| **Numerator** | **84.0** | **53.9** | **67.3** | **79.6** |
| Total assets prior year | 706.7 | 501.3 | 499.6 | 424.0 |
| - Current liabilities prior year | 177.6 | 166.6 | 158.6 | 131.0 |
| + ST debt of prior year | 8.0 | 16.5 | 23.3 | 25.3 |
| **Denominator** | **537.1** | **351.2** | **364.3** | **318.3** |
| **= Return on capital employed** | **15.6%** | **15.3%** | **18.5%** | **25.0%** |

allegiant™ Travel is our deal.

# GAAP reconciliation

## Free cash flow calculations

| **$mm** | **2012** | **2011** | **2010** |
|---|---|---|---|
| Cash from operations | 176.8 | 129.9 | 98.0 |
| - CAPEX | 105.1 | 88.0 | 98.5 |
| **= Free cash flow** | **71.7** | **41.9** | **(0.5)** |

allegiant™ Travel is our deal.

# GAAP reconciliation

## Net debt

| $mm | Dec 2012 | Dec 2011 | Dec 2010 |
|---|---|---|---|
| Current maturities of long term debt | 11.7 | 7.9 | 16.5 |
| Long term debt, net of current maturities | 139.1 | 138.2 | 11.6 |
| Total debt | 150.8 | 146.1 | 28.1 |
| | | | |
| Cash and cash equivalents | 89.6 | 150.7 | 113.3 |
| Short term investments | 239.1 | 154.8 | 35.7 |
| Long term investments | 24.0 | 14.0 | 1.3 |
| Total cash | 352.7 | 319.5 | 150.3 |
| **= Net debt** | **($201.9)** | **($173.4)** | **($122.2)** |

allegiant™ Travel is our deal.

# Catchment area expansion

- Continue to see market growth in mature markets
- Customers show willingness to travel for access to low fares

Stockton Catchment 2009


Sacramento
Roseville
Citrus Heights
Folsom
Woodland
Davis
Florin
El Dorado
Amador
Calaveras
Santa Rosa
Rohnert Park
Petaluma
Napa
Vacaville
Fairfield
Vallejo
Benicia
Martinez
Antioch
Concord
Brentwood
Lodi
Galt
Stockton
Manteca
Tracy
Modesto
Turlock
Richmond
Berkeley
Oakland
Alameda
San Francisco
San Ramon
Danville
Pleasanton
Dublin
Hayward
Fremont
San Leandro
Daly City
Pacifica
San Mateo
Redwood City
Palo Alto
Milpitas
Sunnyvale
Santa Clara
San Jose
Campbell
Atwater
Merced
C A L I F O R N I A

Stockton Catchment 2012


South Lake Tahoe
Sacramento
Roseville
Rocklin
Citrus Heights
Folsom
Fair Oaks
Rancho Cordova
Woodland
Davis
Carmichael
Parkway
Florin
El Dorado
Amador
Alpine
Tuolumne
Mariposa
Santa Rosa
Rohnert Park
Petaluma
Napa
Vacaville
Fairfield
Solano
Vallejo
Benicia
Antioch
Concord
Brentwood
Lafayette
Richmond
Berkeley
Oakland
Alameda
San Francisco
San Ramon
Dublin
Pleasanton
Hayward
South San Francisco
Fremont
Daly City
Pacifica
San Mateo
San Carlos
Redwood City
Palo Alto
Milpitas
Sunnyvale
Santa Clara
Campbell
San Jose
Los Gatos
Lodi
Galt
Stockton
Manteca
Tracy
Modesto
Turlock
Atwater
Merced
C A L I F O R N I A

Heat map by credit card zip code; darkest green is more than 400 segments

allegiant™
Travel is our deal.

# International service[1]

- Late 2013 / early 2014
- Small cities to Las Vegas / Orlando
- Destination markets – Cancun
- Automation - payment, taxes
- Bilingual capabilities - website, call center, inflight & stations
- Regulatory
- A319

1 – In planning stages. Implementation of service subject to various conditions which may not be achieved within projected time table, if at all.

allegiant™ Travel is our deal.

# Revenue momentum

## Average fare - total



$135
$130
$125
$120
$115
$110
$105
$111
$126
$130
2010
2011
2012

## Average fare - ancillary third party products



$6.00
$5.50
$5.00
$4.50
$4.00
$4.34
$5.18
$5.48
2010
2011
2012

## Average fare - scheduled service



$95
$90
$85
$80
$75
$70
$76
$89
$89
2010
2011
2012

All revenue is revenue per scheduled passenger

## Average fare - ancillary air-related charges



$38.00
$36.00
$34.00
$32.00
$30.00
$30.24
$31.17
$35.72
2010
2011
2012

# Better equipped to handle higher fuel

| | 2008 | 2012 | % change |
|---|---|---|---|
| System ASMs (billions) | 4.4 | 7.5 | 71% |
| Average # of aircraft | 36 | 60 | 67% |
| Avg fare – scheduled service | $84.97 | $88.90 | 5% |
| Avg ancillary - total | $29.43 | $41.20 | 40% |
| Avg fare - total | $114.40 | $130.10 | 14% |
| Pre-tax margin | 11.0% | 13.7% | |



$mm 215
195
175
155
135
115
95
75
55
35
15
$79
$190
$55
$125
EBITDA
Pre-tax income



$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$1.73
$4.06
$3.22
$3.37
EPS
Avg scheduled service fuel price

EBITDA – see GAAP reconciliation in appendix

2008
2012

allegiant™ Travel is our deal.

# Aircraft fuel

- Improving fuel efficiency even before adding A319s
  - Over 9% improvement 4Q12 vs 4Q11

## ASMs per gallon


70.00
65.00
60.00
55.00
59.1
60.1
61.4
62.0
63.3
65.6
3Q 11
4Q 11
1Q 12
2Q 12
3Q 12
4Q 12

| | 3Q 11 | 4Q 11 | 1Q 12 | 2Q 12 | 3Q 12 | 4Q 12 |
|---|---|---|---|---|---|---|
| 150 seat MD-80 | 49 | 47 | 39 | 30 | 20 | 11 |
| 166 seat MD-80 | 1 | 7 | 17 | 26 | 36 | 45 |
| 757 | 1 | 1 | 1 | 3 | 4 | 5 |
| $ per gallon | $3.12 | $3.08 | $3.28 | $3.14 | $3.11 | $3.20 |

Aircraft counts are end of period
$ per gallon is system $ per gallon

allegiant™ Travel is our deal.

# Credit metrics

## Return on capital employed


20%
10%
0%
15.3%
15.6%
4.4%
2011
2012
LUV 2012

## Return on equity


30%
20%
10%
0%
15.0%
21.0%
6.1%
2011
2012
LUV 2012

## Interest coverage


25
20
15
10
5
0
17.7 x
21.9 x
11.1 x
2011
2012
LUV 2012

## Debt / EBITDA


4
3
2
1
0
1.2 x
0.8 x
3.4 x
2011
2012
LUV 2012

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.

# Strong cash generation

## Free cash flow



$ mm
$100
$75
$50
$25
$0
-$25
$0
$42
$72
2010
2011
2012

## Net debt



$ mm
$0
-$75
-$150
-$225
2010
2011
2012
($122)
($173)
($202)

## EBITDA



$ mm
$200
$175
$150
$125
$100
$140
$127
$190
2010
2011
2012

## EBITDA per AC



$ mm
$4.0
$3.0
$2.0
$2.9
$2.4
$3.2
2010
2011
2012

See reconciliation tables

allegiant Travel is our deal.

# Returning cash to shareholders

- Over $156mm since 2008



$60
$50
$40
$30
$20
$10
$0
USD mm
$14.9
$53.7
$0.0
$1.9
$38.6
$5.0
$0.0
$9.6
2010
2011
2012
2013
Dividends
Share repurchases

| | 2010 | 2011 | 2012 | 2013 |
|---|---|---|---|---|
| Shares repurchased (000) | 1,207.0 | 34.3 | 54.7 | 126.0 |

2013 share repurchases as of Feb 11, 2013

allegiant Travel is our deal.

# Current events

- Expected to have 51 MD-80s with 166 seats by Feb 17
- Have taken delivery of 1 A319 aircraft
  - 2 A319s expected to be in service 2Q13
- Currently flying 9 routes to Hawaii
- Currently operating 6 757 aircraft
- Starting 8 new routes in February
  - 3 of the 8 are Hawaii routes

allegiant™ Travel is our deal.

# Guidance

- 1Q 13 PRASM (8) to (6)%
- 1Q 13 CASM ex fuel 1% to 3%
- 1Q 13 Fixed fee + other revenue $4mm to $6mm
- 2013 CAPEX $150mm to $160mm

| | 1st Quarter 2013 | 2nd Quarter 2013 |
|---|---|---|
| System departures | (8) to (4)% | (7) to (3)% |
| System ASMs | 12 to 16% | 14 to 18% |
| Scheduled departures | (2) to 2% | 0 to 4% |
| Scheduled ASMs | 15 to 19% | 19 to 23% |

Guidance subject to change

allegiant™ Travel is our deal.